UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2009

FENARIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-151419	26-0299388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 N. Carson St., Suite 5018
Carson City, Nevada
(Address of Principal Executive Offices)

89706
(Zip Code)

(775) 546-2010
(Registrant’s Telephone Number, Including Area Code)

     410 Park Ave., 15th Floor, New York, New York 110022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.    Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On October 28, 2009, Uziel Leibowitz, the principal shareholder of Fenario Inc. (the “Company”), entered into a Stock Purchase Agreement which provided for the sale of 5,000,000 shares of common stock of the Company (the “Purchased Shares”) to Gurpartap (Gary) Singh Basrai (the “Purchaser”). The consideration paid for the Purchased Shares, which represent 55.5% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $152,500. The source of the cash consideration for the Purchased Shares was Mr. Basrai’s personal funds.

There are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 28, 2009, in connection with the disposition of the Purchase Shares, (i) Uziel Leibowitz resigned from his positions as the President, Chief Executive Officer, and Chairman of the Company, (ii) Nathan Birnak resigned from his positions as Secretary and Director of the Company and (ii) the Board of Directors of the Company elected Gurpartap (Gary) Singh Basrai as President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company. Mr. Basrai was also appointed as a director of the Company, which appointment shall become effective ten (10) days after the delivery to the shareholders of the Company of an Information Statement pursuant to Rule 14f-1.

Mr. Basrai, age 58, is an accomplished businessman who has owned and operated a chain of pharmacies in the Fremont, California area for over 30 years.  He is the former President of the Alameda Count Pharmacist Association and a current Board member of the Alameda Alliance for Health, a company which provides health care coverage to over 100,000 children and adults.  In addition, Mr. Basrai is an active consultant to several Intermediate Care Facilities as well as the Fremont Surgery Center. Mr. Basrai holds a Doctorate of Pharmacy from the UOP School of Pharmacy.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1	Stock Purchase Agreement dated October 28, 2009, between Uziel Leibowitz and Gurpartap (Gary) Singh Basrai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fenario, Inc.
(Registrant)

By: /s/ Gurpartap Singh Basrai
Name: Gurpartap Singh Basrai, Title: President, Chief Executive Officer, Treasurer, Secretary and Director

Date:  October 29, 2009